As filed with the Securities and Exchange Commission on November 21, 2000
                                                    Registration No. 333-40046



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         POST-EFFECTIVE AMENDMENT NO. 2
                                    FORM S-1
                             REGISTRATION STATEMENT

                                      UNDER
                           THE SECURITIES ACT OF 1933

                            WAYPOINT FINANCIAL CORP.
             (Exact Name of Registrant as Specified in Its Charter)

       Pennsylvania                   6712                    25-1872581
(State or Other Jurisdiction of  (Primary Standard        (I.R.S. Employer
Incorporation or Organization) Industrial Classification) Identification Number)


                             235 North Second Street
                                  P.O. Box 1711
                         Harrisburg, Pennsylvania 17101
                                 (717) 236-4041

   (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             Charles C. Pearson, Jr.
                      President and Chief Executive Officer
                            Waypoint Financial Corp.
                             235 North Second Street
                                  P.O. Box 1711
                         Harrisburg, Pennsylvania 17105
                                 (717) 236-4041

  (Name, address, including zip code, and telephone number, including area code, of agent for service)

                                   Copies to:
                             Kenneth R. Lehman, Esq.
                      Luse Lehman Gorman Pomerenk & Schick
                           A Professional Corporation
                           5335 Wisconsin Avenue, N.W.
                             Washington, D.C. 20015
                              Phone: (202) 274-2007

                Sale to the public concluded on November 15, 2000

Pursuant to this Post-Effective Amendment No. 2, Waypoint Financial Corp. as the successor to Harris Financial, Inc. hereby adopts the Registration Statement on Form S-1 of Harris Financial and all amendments including post- effective amendments thereto as filed with the Securities and Exchange Commission on June 23, August 14, and September 21, 2000 as the registration statement of Waypoint Financial for all purposes under the Securities Act of 1933 and the Securities Exchange Act of 1934.

This Post-Effective Amendment is also filed for the purpose of deregistering 13,567,500 shares of the $.01 par value common stock of Waypoint Financial Corp. heretofore registered and offered pursant to the terms of the Prospectuses dated August 14, 2000 and October 12, 2000 (the "Prospectuses"). The remaining 16,850,000 shares registered pursuant to this Registration Statement on Form S-1 have been issued and sold in accordance with the Prospectuses and as described therein.

The Company has determined that no further shares will be offered, sold and issued pursuant to the Prospectuses. The Company therefore requests deregistration of the unissued shares of common stock registered pursuant to this Registration Statement as soon as is practicable after the filing of the Post-Effective Amendment No. 2.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Harrisburg, Pennsylvania, on November 16, 2000

                                 WAYPOINT FINANCIAL CORP.

                                 By:  /s/Charles C. Pearson, Jr.
                                      ------------------------------------------
                                      Charles C. Pearson, Jr.
                                      Chairman and Chief Executive Officer


                                POWER OF ATTORNEY

     We, the undersigned Directors of the Registrant severally constitute and appoint Charles C. Pearson, Jr. with full power of substitution, our true and lawful attorney and agent, to do any and all things and acts in our names in the capacities indicated below which said he may deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with any registration statement or post-effective amendment to the registration statement on Form S-1 relating to the offering of Waypoint Financial Corp. common stock, including specifically, but not limited to, power and authority to sign for us or any of us in our names in the capacities indicated below any registration statement and any and all amendments (including post-effective amendments) thereto; and we hereby ratify and confirm all that said Charles C. Pearson, Jr. shall do or cause to be done by virtue hereof.

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
post-effective amendment to the registration statement has been signed below by the following persons in the capacities and on the dates indicated.

By:      /s/Charles C. Pearson, Jr.
         --------------------------------------------
         Charles C. Pearson, Jr., Co-Chairman and
         Chief Executive Officer
         (Principal Executive Officer)
Date:    November 16, 2000



By:      /s/James H. Moss
         --------------------------------------------
         James H. Moss, Executive Vice
         President and Chief Financial Officer
         (Principal Financial and Accounting Officer)
Date:    November 16, 2000



By:      /s/Robert A. Pullo
         --------------------------------------------
         Robert A. Pullo, Co-Chairman
Date:    November 16, 2000



By.      /s/David E. Zuern
         --------------------------------------------
         David E. Zuern, President,
         Chief Operating Officer and Director
Date:    November 16, 2000

By:      /s/Ernest P. Davis
         --------------------------------------------
         Ernest P. Davis, Director
Date:    November 16, 2000



By:      /s/Cynthia A. Dotzel
         --------------------------------------------
         Cynthia A. Dotzel, Director
Date:    November 16, 2000



By:      /s/Jimmie C. George
         --------------------------------------------
         Jimmie C. George, Director
Date:    November 16, 2000



By:      /s/Randall A. Gross
         --------------------------------------------
         Randall A. Gross, Director
Date:    November 16, 2000



By:      /s/Robert A. Houck
         --------------------------------------------
Date:    November 16, 2000



By:      /s/Bruce S. Isaacman
         --------------------------------------------
         Bruce S. Isaacman, Director
Date:    November 16, 2000



By       /s/William E. McClure
         --------------------------------------------
         William E. McClure, Jr., Director
Date:    November 16, 2000



By:      /s/Robert E. Poole
         --------------------------------------------
         Robert E. Poole, Director
Date:    November 16, 2000



By:      /s/Byron M. Ream
         --------------------------------------------
         Byron M. Ream, Director
Date:    November 16, 2000



By:      /s/Robert L. Simpson
         --------------------------------------------
         Robert L. Simpson, Director
Date:    November 16, 2000

By:      William S. Siverling
         --------------------------------------------
         William A. Siverling, Director
Date:    November 16, 2000



By:      /s/Frank R. Sourbeer
         --------------------------------------------
         Frank R. Sourbeer, Director
Date:    November 16, 2000



By:      /s/Donald B. Springer
         --------------------------------------------
         Donald B. Springer, Director
Date:    November 16, 2000



By:      /s/Carolyn E. Steinhauser
         --------------------------------------------
         Carolyn E. Steinhauser, Director
Date:    November 16, 2000



By:
         --------------------------------------------
         Thomas W. Wolf, Director
Date:    November 16, 2000